UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Preferred Stock Dividends

On June 23, 2022, The Necessity Retail REIT, Inc. (the “Company”) issued a press release announcing the declaration of a dividend of $0.46875 per share payable on July 15, 2022 to holders of record of shares of the Company’s 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock at the close of business on July 5, 2022.

In addition, the Company announced the declaration of a dividend of $0.4609375 per share payable on July 15, 2022 to holders of record of shares of the Company’s 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock at the close of business on July 5, 2022.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” ”should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the potential adverse effects of (i) the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, and (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and other countries, as well as other public and private actors and companies, on the Company, the Company’s tenants and the global economy and financial markets, and (b) that any potential future acquisition including the remaining property in the CIM portfolio is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, as well as those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
99.1	Press Release dated June 23, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: June 23, 2022	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President